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                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement Nos. 333-27553, 333-49121, 333-49145, 333-56423,
333-67721, 333-74331, 333-74335 and 333-75525.

                                        /s/ Arthur Andersen LLP

Cincinnati, Ohio
May 10, 1999